UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported): April 27, 2022

Strategic Education, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	0-21039	52-1975978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2303 Dulles Station Boulevard
Herndon, VA 20171
(Address of Principal Executive Offices) (Zip Code)

(703) 561-1600
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STRA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting of Stockholders on April 27, 2022. There were 25,030,044 shares of common stock eligible to be voted at the Annual Meeting and 22,078,177 shares were presented by proxy at the meeting, which constituted a quorum to conduct business.

There were four proposals submitted to the Company’s stockholders at the Annual Meeting. All proposals were passed. The final results of voting on each of the proposals are as follows:

Proposal 1: Elect twelve directors to the Board of Directors.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Vote
Robert S. Silberman	15,676,528	5,298,138	3,036	1,100,475
J. Kevin Gilligan	19,168,541	1,806,244	2,917	1,100,475
Dr. Charlotte F. Beason	18,233,738	2,737,813	6,152	1,100,474
Rita D. Brogley	16,745,855	4,225,885	5,962	1,100,475
Dr. John T. Casteen, III	16,446,606	3,716,102	814,995	1,100,474
Nathaniel C. Fick	19,339,692	1,632,018	5,992	1,100,475
Robert R. Grusky	15,979,360	4,992,473	5,870	1,100,474
Jerry L. Johnson	17,667,970	3,303,752	5,980	1,100,475
Karl McDonnell	19,683,985	1,286,648	7,071	1,100,473
Dr. Michael A. McRobbie	19,786,630	1,185,184	5,889	1,100,474
William J. Slocum	19,750,601	1,221,210	5,891	1,100,475
G. Thomas Waite, III	16,113,417	4,858,400	5,885	1,100,475

Proposal 2: Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstain	Broker Non-Vote
20,125,462	1,948,875	3,840	0

Proposal 3: Approval on an advisory basis of the compensation of the named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Vote
16,893,123	3,815,127	269,453	1,100,474

Proposal 4: Approval of an amendment to the Strategic Education, Inc. 2018 Equity Compensation Plan.

Votes For	Votes Against	Abstain	Broker Non-Vote
20,279,871	652,831	44,999	1,100,476

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC EDUCATION, INC.
Date: May 3, 2022

	By:	/s/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and Chief Financial Officer